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Deferred Stock Unit                            Denny’s Corporation
Award Certificate                            ID: 13-3487402
203 East Main Street
Spartanburg, SC 29319
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You have been awarded deferred stock units under the Denny’s Corporation 2012 Omnibus
Incentive Plan entitling you to receive shares of Denny’s Corporation $.01 par value common stock at a future time under the terms indicated below:

Effective Date of Award:                    ____________________

Number of Deferred Stock Units Awarded:        ____________________units

Payment Rate:                        1-for-1 basis

Payment Date:                        ____________________

Vesting Schedule:	100% vested ___________ (1st
anniversary of effective date
of award)
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No right or interest in this award may be pledged, encumbered, or hypothecated to or in favor of any party other than Denny’s Corporation (the “Company”), or shall be subject to any lien, obligation, or liability to any party other than the Company. This award is not assignable or transferable by you other than by will or the laws of descent and distribution.

This award is governed by the terms of the Denny’s Corporation 2012 Omnibus Incentive
Plan.
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For Denny’s Corporation                         Date